BLACKROCK FUNDS II

BlackRock Global Dividend Portfolio

(the “Fund”)

Supplement dated September 10, 2026 (the “Supplement”) to the Fund’s Summary Prospectuses and

Prospectuses, each dated September 26, 2025, as supplemented to date

Effective immediately, the following changes are made to the Fund’s Summary Prospectuses and Prospectuses, as applicable:

The section of the Summary Prospectuses entitled “Key Facts About BlackRock Global Dividend Portfolio — Portfolio Managers” and the section of the Prospectuses entitled “Fund Overview — Key Facts About BlackRock Global Dividend Portfolio — Portfolio Managers” are deleted in their entirety and replaced with the following:

Portfolio Managers

Portfolio Manager	Portfolio Manager of the Fund Since	Title
Zeshan Azam	2026	Managing Director of BlackRock, Inc.
Wendy Agnew	2026	Director of BlackRock, Inc.

The section of the Prospectuses entitled “Details About the Fund — How the Fund Invests — About the Portfolio Management Team of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE FUND
The Fund is managed by a team of financial professionals. Zeshan Azam and Wendy Agnew are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Fund — Portfolio Manager Information” for additional information about the portfolio management team.

The section of the Prospectuses entitled “Management of the Fund — Portfolio Manager Information” is deleted in its entirety and replaced with the following:

Portfolio Manager Information

Information regarding the portfolio managers of the Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Fund’s SAI.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Zeshan Azam	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2026	Managing Director of BlackRock, Inc. and Head of Global Equities for Citi Portfolio Solutions Powered by BlackRock since 2025; Director of Citi Investment Management from 2016 to 2025.
Wendy Agnew	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2026	Director of BlackRock, Inc. and Senior Portfolio Manager within Citi Portfolio Solutions Powered by BlackRock since 2025; Senior Portfolio Manager of Citi Investment Management from 2020 to 2025.

Shareholders should retain this Supplement for future reference.